EXHIBIT 10.1
THIRD AMENDMENT
TO
EXECUTIVE EMPLOYMENT AGREEMENT
     This Third Amendment to Executive Employment Agreement (this “Third Amendment”) is made to be effective as of May 30, 2006, by and between Daniel D. Viren (“Executive”) and R. G. Barry Corporation (the “Company”).
W I T N E S S E T H:
     WHEREAS, Executive and the Company are parties to an Executive Employment Agreement dated June 5, 2000, as amended by that certain First Amendment to Executive Employment Agreement dated June 5, 2003, and that certain Second Amendment to Executive Employment Agreement dated May 16, 2005 (the “Agreement”);
     WHEREAS, the term of the Agreement expires on June 5, 2007;
     WHEREAS, Executive and the Company desire to extend the term of the Agreement; and
     WHEREAS, such extension of the term of the Agreement has been approved by the Board of Directors of the Company;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the Company and Executive agree as follows:
     1. Section 2 of the Agreement is hereby amended in its entirety to read as follows:
Section 2. Term of Employment. The term of employment of Executive by the Company under this Agreement shall commence on June 5, 2000 (the “Agreement Date”) and end on June 5, 2008 (the “Term of Employment”).
     2. Except as expressly amended hereby, the Agreement, as amended by this Third Amendment, shall remain in full force and effect.
     3. This Third Amendment may be executed in any number of counterparts, and each of such counterparts, when so executed, shall be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment, to be effective as of the day and year first above written.

COMPANY:

R. G. BARRY CORPORATION

By:	/s/ Greg A. Tunney

Greg A. Tunney President and Chief Executive Officer

EXECUTIVE:

/s/ Daniel D. Viren

Daniel D. Viren